UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 20, 2006

         SunTrust Alternative Loan Trust 2006-1F

(Issuing Entity)

         Bear Stearns Asset Backed Securities I LLC

(Exact Name of Depositor as Specified in its Charter)

         SunTrust Mortgage, Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Bear Stearns Asset-Backed Securities I LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-131374	20-0842986
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue, New York, NY 10179	10179
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 272-2000

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.  Other Events

The Registrant registered issuances of SunTrust Alternative Loan Trust 2006-1F, Mortgage Loan Pass-Through Certificates, Series 2006-1F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-131374) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued in aggregate principal amount of $486,762,564 the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class II-A, Class III-A, Class III-S, Class PO, Class X, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates (the “Public Certificates”) on May 30, 2006.  The Public Certificates were offered pursuant to the Prospectus dated April 5, 2006, as supplemented by the Prospectus Supplement dated May 26, 2006 (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), as amended by Amendment No. 1 attached hereto as Exhibit 4.1, dated as of May 1, 2006, among Bear Stearns Asset Backed Securities I LLC, as depositor, SunTrust Mortgage, Inc., as sponsor, seller and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee.  The Pooling and Servicing Agreement was previously filed on a Current Report on Form 8-K on June 14, 2006.  The “Certificates” consist of the following classes: Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class II-A, Class III-A, Class III-S, Class PO, Class X, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of fixed rate, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $500,013,662.91 as of May 1, 2006, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Amendment No. 1, dated and effective as of May 1, 2006, to Pooling and Servicing Agreement dated as of May 1, 2006, each among Bear Stearns Asset Backed Securities I LLC, as depositor, SunTrust Mortgage, Inc., as sponsor and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By: /s/ Matthew Perkins

Name:  Matthew Perkins

Title:    CEO and President

Dated:  July 25, 2006

EXHIBIT INDEX

Exhibit No.

Description

4.1

Amendment No. 1, dated and effective as of May 1, 2006, to Pooling and Servicing Agreement dated as of May 1, 2006, each among Bear Stearns Asset Backed Securities I LLC, as depositor, SunTrust Mortgage, Inc., as sponsor and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee.